SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) November 5,1998
                                                -----------------

                   PRINCETON VIDEO IMAGE, INC.
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       (Exact Name of Registrant as Specified in Charter)


       New Jersey           000-23415             22-3062052
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(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



15 Princess Road, Lawrenceville, New Jersey             08648
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code (609) 912-9400
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  (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

     On November 10, 1998 the Registrant issued the following press release relating to an agreement with CBS Sports, a Division of CBS Broadcasting Inc.:

"CBS and Princeton Video Image Sign Deal For NFL Telecasts

NEW YORK--(BUSINESS WIRE)--Nov. 10, 1998--

- First-Ever Use Of PVI's Live Video Imaging System In National,
Regular Season NFL Broadcasts - - Viewers Will See First Down Line On Field During Play -

CBS Sports, a division of CBS Corporation (NYSE:CBS), and Princeton Video Image, Inc. (PVI) (NASDAQ:PVII) have signed an agreement covering the use of PVI's patented electronic imaging technology in national broadcasts of seven National Football League (NFL) regular season and playoff football games.

Beginning with the Thanksgiving Day game between the Pittsburgh Steelers and Detroit Lions, CBS sports will use PVI's Live Video Imaging System to show viewers the location of the first down line while play is in progress. The First Down line, will appear to TV viewers as a line on the field making the progress of the game more clear. Use of the PVI system has been approved by the NFL.

According to officials from both companies, the agreement calls for the use of PVI's Live Video Imaging System in the Pittsburgh
Steelers-Detroit Lions game on Thanksgiving Day, the New York Jets-Buffalo Bills game on December 19, the Kansas City Chiefs-Oakland
Raiders game on December 26 and four AFC playoff games in January
1999, including the AFC Championship game on January 17th. Sean
McManus, President of CBS Sports, said, "The First Down line will be an exciting addition to coverage of the NFL on CBS. CBS Sports looks forward to working with PVI and making this technology available to viewers."

Brown Williams, Chairman of PVI, said, "After two years of using of our technology in preseason NFL football, this new alliance with CBS for regular and post-season NFL football is an important and logical step in the expansion of real-time electronic imaging in sports broadcasting. We look forward to working with CBS on other new applications in sports programming."

PVI's imaging system has been used to insert paid commercial messages in hundreds of live and recorded events this year, including NFL preseason games, Major League Baseball games, soccer and professional motorsports.

Princeton Video Image, Inc. developed and is marketing a real-time video insertion system that, through patented pattern recognition technology places computer-generated electronic advertising images into television broadcasts of sporting events as well as other programming. These electronic images range from simple corporate names and logos to sophisticated 3-D images and animated effects. The company is headquartered in Lawrenceville, New Jersey, with offices in New York City. Information about the company is available at their website, www.pvimage.com.

Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to market acceptance, dependence on strategic partners, contractual restraints on use of PVI's technology, a rapidly changing technological environment, competition, possible adverse regulations, intellectual property rights and litigation, and other risks identified in PVI's filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. PVI undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events."



                                ###


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         The following Exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B.

10.1*    Letter Agreement, dated February 5, 1998, between the
         Registrant and CBS Sports, A Division of CBS Broadcasting
         Inc.

* Confidential treatment has been sought with respect to certain portions of this document.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Princeton Video Image, Inc.


                              By: /s/ Larry Epstein
                                  ------------------------------
                                  Larry Epstein,
                                  Vice President of Finance
                                  and Chief Financial Officer


Date: November 17, 1998

                          EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit
-------   ----------------------


 10.1*    Letter Agreement, dated November 5, 1998, between the
          Registrant and CBS Sports, A Division of CBS
          Broadcasting Inc.

* Confidential treatment has been sought with respect to certain portions of this document.